UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 16, 2020

FUEL TECH, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33059 (Commission File Number)	20-5657551 (IRS Employer Identification No.)

Fuel Tech, Inc.
27601 Bella Vista Parkway
Warrenville, IL 60555-1617
630-845-4500

(Address and telephone number of principal executive offices)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FTEK	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On December 16, 2020, the Compensation Committee (the “Committee”) of the Board of Directors of Fuel Tech, Inc. (“Fuel Tech” or the “Company”) took the following actions:

1.	The Committee adopted Fuel Tech’s 2021 APC and National Sales Manager Commission Plan (the “APC Plan”) and 2021 FUEL CHEM® Officer Sales Commission Plan (the “FUEL CHEM” Plan). Each of the APC Plan and the FUEL CHEM Plan provide for sales commission payments to be made to Fuel Tech’s Senior Vice President, Sales (William E. Cummings, Jr.).

Under the APC Plan, Fuel Tech will pay to its Senior Vice President, Sales a commission equal to a specified percentage of the as-sold contract value of all sales of products and services in Fuel Tech’s APC product line in the United States and Canada. The FUEL CHEM Plan provides for sales commission payments to be made to Fuel Tech’s Senior Vice President, Sales. Under the FUEL CHEM Plan, Fuel Tech will pay to such officer a commission equal to a specified percentage of all net revenue realized for customer units located in the United States and Canada.

Copies of the APC Plan and the FUEL CHEM Plan are attached as Exhibits 99.1 and 99.2 to this Report on Form 8-K.

2.	The Committee approved the payment of a one-time merit bonus in the amount of $40,000 to Ellen T. Albrecht, the Company’s Acting Treasurer and Controller and Principal Financial Officer. The one-time bonus was paid in recognition of Ms. Albrecht’s assumption of additional duties following her acceptance of the position of Acting Treasurer and Controller and Principal Financial Officer on March 14, 2020.

ITEM 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	2021 APC and National Sales Manager Commission Plan
99.2	2021 FUEL CHEM® Officer Sales Commission Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fuel Tech, Inc. (Registrant)

	By:	/s/ Bradley W. Johnson
Bradley W. Johnson
Date: December 21, 2020		Vice President, General Counsel and Secretary